BAYWOOD SOCIALLYRESPONSIBLE FUND (the "Fund")

Supplement dated March 14, 2017 to the Prospectus dated February 1, 2017

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

1.	Effective May 15, 2017, the Fund's "Principal Investment Strategies" on page 8 of the Prospectus will be deleted in its entirety and replaced with the following:

Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) consist of common stocks of issuers that meet certain socially responsible criteria. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. Although the Fund will invest primarily in issuers located in the U.S., the Fund may also invest in U.S. dollar denominated American Depositary Receipts ("ADRs") of foreign corporations. Up to 50% of the Fund's net assets may consist of securities of mid-capitalization companies. For this purpose, SKBA Capital Management, LLC ("SKBA" or the "Advisor"), the Fund's investment advisor, considers a mid-capitalization company to be a company with a market capitalization between $1 billion and $5 billion at the time of investment.

In selecting investments, the Advisor considers social criteria such as an issuer's community relations, corporate governance, employee diversity, employee relations, environmental impact and sustainability, human rights record, and product safety. Using both quantitative and qualitative data, the Advisor also evaluates an issuer's involvement in specific revenue generating activities to determine whether the issuer's involvement was meaningful or simply incidental with respect to that activity.

The Advisor applies vigorous valuation screens that identify issuers for further in-depth fundamental analysis for potential inclusion in the Fund. The investment strategy typically emphasizes securities that the Advisor believes have one or more of the following characteristics: a price significantly below the intrinsic value of the issuer; below average price to sales and price to cash flow ratios; and sound overall financial condition of the issuer. The Advisor may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security's purchase, or more attractive investment alternatives are identified.

The Fund seeks to avoid investing in any issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power. Because information on an issuer's involvement in those activities may not be publicly available, it is possible that the Fund's holdings may include an issuer that does not meet its criteria for socially responsible investing. When the Advisor discovers that a holding does not meet its criteria for socially responsible investing, it will divest that holding as soon as reasonably practicable.

2.   Effective May 15, 2017, the Fund's "Additional Information Regarding Principal Investment Strategies" on page 15 of the Prospectus will be deleted in its entirety and replaced with the following:

Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) consist of common stocks of issuers that meet certain socially responsible criteria. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. Although the Fund will invest primarily in issuers located in the U.S., the Fund may also invest in U.S. dollar denominated American Depositary Receipts ("ADRs") of foreign corporations. Up to 50% of the Fund's net assets may consist of securities of mid-capitalization companies. For this purpose, the Advisor considers a mid-capitalization company to be a company with a market capitalization between $1 billion and $5 billion at the time of investment.

In selecting investments, the Advisor considers social criteria such as an issuer's community relations, corporate governance, employee diversity, employee relations, environmental impact and sustainability, human rights record, and product safety. Using both quantitative and qualitative data, the Advisor also evaluates an issuer's involvement in specific revenue generating activities to determine whether the issuer's involvement was meaningful or simply incidental with respect to that activity.

The Advisor applies vigorous valuation screens that identify issuers for further in-depth fundamental analysis for potential inclusion in the Fund. The investment strategy typically emphasizes securities that the Advisor believes have one or more of the following characteristics: a price significantly below the intrinsic value of the issuer; below average price to sales and price to cash flow ratios; and sound overall financial condition of the issuer. The Advisor may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security's purchase, or more attractive investment alternatives are identified.

The Fund seeks to avoid investing in any issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power. Because information on an issuer's involvement in those activities may not be publicly available, it is possible that the Fund's holdings may include an issuer that does not meet its criteria for socially responsible investing. When the Advisor discovers that a holding does not meet its criteria for socially responsible investing, it will divest that holding as soon as reasonably practicable.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

 For more information, please contact a Fund customer service representative toll free at (855) 409-2297.

PLEASE RETAIN FOR FUTURE REFERENCE.